SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 18, 2002

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-26138	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Mount Kemble Avenue, Morristown, New Jersey	07960-6767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(973) 425-1200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

Agreements.

Dendrite International, Inc. has entered into each agreement described in the attached Exhibit Index and is filing such agreements herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

10.29	Employment Agreement (including Amendment), dated as of May 16, 2001, between Dendrite International, Inc. and Paul Zaffaroni.

10.30	Indemnification Agreement, dated October 1, 2001, between Dendrite International, Inc. and Paul Zaffaroni.

10.31	Employment Agreement, dated as of December 10, 2001, between Dendrite International, Inc. and Luke Beshar.

10.32	Indemnification Agreement, dated as of January 22, 2002, between Dendrite International, Inc. and Luke Beshar.

10.33	Employment Agreement, dated as June 19, 1997, between Dendrite International, Inc. and Brent Cosgrove.

10.34	Amendment to Employment Agreement, dated as of November 8, 2001, between Dendrite International, Inc. and Brent Cosgrove.

10.35	Indemnification Agreement, dated as of November 8, 2001, between Dendrite International, Inc. and Brent Cosgrove.

10.36	Agreement of Lease, dated as of February 12, 2001, between SCC II, L.L.C. and Dendrite International, Inc.

10.37	First Amendment to Lease, dated as of August 17, 2001, between 1200 Mount Kemble Limited Partnership and Dendrite International, Inc.

10.38	November 2001 Amendment to Credit Agreement, dated as of November 6, 2001, between Dendrite International, Inc. and The Chase Manhattan Bank, N.A.

10.39	Indemnification Agreement, dated as of October 28, 1998, between Dendrite International, Inc. and John Bailye.

10.40	Indemnification Agreement, dated as of October 28, 1998, between Dendrite International, Inc. and George Robson.

10.41	Indemnification Agreement, dated as of January 25, 2001, between Dendrite International, Inc. and Christine Pellizzari

10.42	Indemnification Agreement, dated as of January 25, 2001, between Dendrite International, Inc. and Kathleen Donovan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2002	DENDRITE INTERNATIONAL, INC. By: LUKE M. BESHAR —————————————— Luke M. Beshar Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.29	Employment Agreement (including Amendment), dated as of May 16, 2001, between Dendrite International, Inc. and Paul Zaffaroni.

10.30	Indemnification Agreement, dated October 1, 2001, between Dendrite International, Inc. and Paul Zaffaroni.

10.31	Employment Agreement, dated as of December 10, 2001, between Dendrite International, Inc. and Luke Beshar.

10.32	Indemnification Agreement, dated as of January 22, 2002, between Dendrite International, Inc. and Luke Beshar.

10.33	Employment Agreement, dated as June 19, 1997, between Dendrite International, Inc. and Brent Cosgrove.

10.34	Amendment to Employment Agreement, dated as of November 8, 2001, between Dendrite International, Inc. and Brent Cosgrove.

10.35	Indemnification Agreement, dated as of November 8, 2001, between Dendrite International, Inc. and Brent Cosgrove.

10.36	Agreement of Lease, dated as of February 12, 2001, between SCC II, L.L.C. and Dendrite International, Inc.

10.37	First Amendment to Lease, dated as of August 17, 2001, between 1200 Mount Kemble Limited Partnership and Dendrite International, Inc.

10.38	November 2001 Amendment to Credit Agreement, dated as of November 6, 2001, between Dendrite International, Inc. and The Chase Manhattan Bank, N.A.

10.39	Indemnification Agreement, dated as of October 28, 1998, between Dendrite International, Inc. and John Bailye.

10.40	Indemnification Agreement, dated as of October 28, 1998, between Dendrite International, Inc. and George Robson.

10.41	Indemnification Agreement, dated as of January 25, 2001, between Dendrite International, Inc. and Christine Pellizzari

10.42	Indemnification Agreement, dated as of January 25, 2001, between Dendrite International, Inc. and Kathleen Donovan.